UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report August 2, 2005
PS BUSINESS PARKS, INC.
(Exact name of registrant as specified in its charter)

California	1-10709	95-4300881

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
701 Western Avenue, Glendale, California 91201-2397
(Address of principal executive offices)          (Zip Code)
Registrant’s telephone number, including area code: (818) 244-8080
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure
On August 2, 2005, the Company issued a press release announcing the results for the Second Quarter Ended June 30, 2005. The information in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposed of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.
The following exhibit relating to Item 7.01 shall be deemed to be furnished, and not filed:
99.1 Press release dated August 2, 2005.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PS BUSINESS PARKS, INC.
Date: August 2, 2005	By:	/s/ Edward A. Stokx
Edward A. Stokx
Chief Financial Officer